                                                                 Exhibit 10.1.7

                               POPE & TALBOT, INC.
                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


        I.        PURPOSE OF THE PLAN

                  This 1996 Non-Employee Director Stock Option Plan (the "Plan") is intended to promote the interests of Pope & Talbot, Inc., a Delaware corporation (the "Corporation"), by providing the non-employee members of the Corporation's Board of Directors with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

       II.        DEFINITIONS

                  For purposes of the Plan, the following definitions shall be in effect:

                  BOARD:  the Corporation's Board of Directors.

                  CODE:  the Internal Revenue Code of 1986, as amended.

                  COMMON STOCK:  shares of the Corporation's common stock.

                  CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

                         (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

                         (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation, or

                         (iii) any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to person or persons different from the persons holding those securities immediately prior to such merger.

                  DOMESTIC RELATIONS ORDER: any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable

State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of an Optionee.

                  EFFECTIVE DATE: The date of the 1996 Annual Stockholders Meeting, provided the Plan is approved by the affirmative vote of a majority of the outstanding shares of the Corporation's common stock present or represented and entitled to vote at that Annual Meeting.

                  ELIGIBLE DIRECTORS: those individuals who are serving as non-employee Board members on the Effective Date and those individuals who first become non-employee Board members after such Effective Date, whether through appointment by the Board or election by the Corporation's stockholders.

                  FAIR MARKET VALUE: the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

                         a. If the Common Stock is at the time listed or admitted to trading on the New York Stock Exchange or on any other national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date immediately prior to the date in question on the exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date immediately prior to the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                         b. If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date immediately prior to the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date immediately prior to the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

                  1934 ACT: the Securities Exchange Act of 1934, as amended.

                  1981 PLAN: the Corporation's 1981 Stock Option and Appreciation Plan, as amended and restated from time to time.

                  OPTIONEE: any person to whom an option is granted under the Plan.

                                       2.

                  QUALIFIED DOMESTIC RELATIONS ORDER: a Domestic Relations Order which substantially complies with the requirements of Code Section 414(p).

        III.      ADMINISTRATION OF THE PLAN

                  The terms and conditions of each automatic option grant (including the timing and pricing of the option grant) shall be determined by the express terms and conditions of the Plan, and neither the Board nor any committee of the Board shall exercise any discretionary functions with respect to option grants made pursuant to the Plan.

        IV.       STOCK SUBJECT TO THE PLAN

                  A. Shares of the Corporation's Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock issuable under this Plan and the 1981 Plan shall not exceed 1,700,000 shares(1) in the aggregate, subject to adjustment from time to time in accordance with the provisions of this
Article IV.

                  B. Should one or more outstanding options under this Plan or the 1981 Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under this Plan or the 1981 Plan. However, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under this Plan and the 1981 Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the holder of such option.

                  C. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then the Board shall make appropriate adjustments to (i) the maximum number and/or class of securities issuable in the aggregate under this Plan and the 1981 Plan, (ii) the number and/or class of securities for which automatic option grants are to be subsequently made per each newly-elected or continuing non-employee Board member under the Plan, and (iii) the number and/or class of securities and price per share in effect for each option outstanding under the Plan. Such adjustments to the outstanding options are to be effected in a

- --------

(1)The total number of shares of Common Stock available for issuance in the aggregate under this Plan and the 1981 Plan after January 31, 1996 shall be limited to _________ shares, subject to periodic adjustment under Section IV.C.

                                       3.

manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Board shall be final, binding and conclusive.

        V.        TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

                  A. Grant Date. Option grants shall be made on the dates specified below:

                     1. Each individual who is serving as an Eligible Director on the Effective Date shall automatically be granted on that date a non-statutory option to purchase 2,000 shares of Common Stock, provided such individual has not previously been in the employ of the Corporation (or any subsidiary).

                     2. Each individual who first becomes an Eligible Director after the Effective Date, whether through election by the Corporation's stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a non-statutory option to purchase 2,000 shares of Common Stock, provided such individual has not previously been in the employ of the Corporation (or any subsidiary corporation).

                     3. At every Annual Stockholders Meeting, beginning with the 1997 Annual Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, shall automatically be granted a non-statutory option to purchase 1,000 shares of Common Stock, provided such individual has served as a director for at least six (6) months. There shall be no limit on the number of such 1,000-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any subsidiary) shall be eligible to receive such annual option grants.

               B. Exercise Price. The exercise price per share of Common Stock subject to each automatic option grant shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

               C. Payment.

                  The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the forms specified below:

                     (i) cash or check made payable to the Corporation's order;
          or


                                       4.

                     (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial- reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below); or

                     (iii) payment through a broker-dealer sale and remittance procedure pursuant to which the non-employee Board member (I) shall provide irrevocable written instructions to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (II) shall concurrently provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

               For purposes of this Section V.C, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option, payment of the option exercise price for the purchased shares must accompany the exercise notice.

               D. Option Term. Each automatic grant under the Plan shall have a maximum term of ten (10) years measured from the automatic grant date.

               E. Exercisability. Each automatic grant shall be immediately exercisable for any or all of the option shares as fully vested shares.

               F. Limited Transferability of Options. During Optionee's lifetime, the option may be exercised only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, an option may be assigned in whole or in part pursuant to the terms of a Qualified Domestic Relations Order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Corporation may deem appropriate.

               G. Effect of Termination of Board Service.

                  1. Should the Optionee cease for any reason to serve as a Board member while holding one or more automatic option grants under the Plan, then such individual shall have a twelve (12)-month period following the date of such cessation of Board service in

                                       5.

which to exercise each such option for any or all of the option shares at the time subject to that option.

                     2. Should the Optionee die while in Board service or within twelve (12) months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the option shares at the time subject to that option, by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise each such option shall lapse upon the expiration of the twelve (12)-month period measured from the date of the Optionee's cessation of Board service.

                     3. In no event shall any automatic grant remain exercisable after the expiration date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraphs 1 through 3 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding with respect to all remaining option shares.

                  H. Stockholder Rights. The holder of an automatic option grant shall have no stockholder rights with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

                  I. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the form of Automatic Stock Option Agreement attached as Exhibit A.

        VI.       CORPORATE TRANSACTION

                  A. Immediately following the consummation of any Corporate Transaction, each automatic option grant under the Plan shall terminate and cease to be outstanding, except to the extent such grant is assumed by the successor entity or its parent corporation.

                  B. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in the consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                                       6.

                  C. The automatic option grants outstanding under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        VII.      AMENDMENT OF THE PLAN AND AWARDS

                  The Board has complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, (i) the Plan, together with the option grants outstanding under the Plan, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations, and (ii) no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, unless the affected Optionees consent to such amendment. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) materially increase the maximum number of shares issuable in the aggregate under this Plan and the 1981 Plan or the number of shares issuable per newly-elected or continuing non-employee Board member, except for permissible adjustments under Section IV.B., (ii) materially modify the eligibility requirements for plan participation or (iii) materially increase the benefits accruing to plan participants.

        VIII.     EFFECTIVE DATE AND TERM OF PLAN

                  A. The Plan shall be effective on the date of the 1996 Annual Stockholders Meeting, provided the Plan is approved by the affirmative vote of a majority of the outstanding shares of the Corporation's common stock present or represented and entitled to vote at such Annual Meeting, and the initial automatic option grants under the Plan shall be made on such date. If such stockholder approval is not obtained, then the Plan shall terminate and no options shall be granted under the Plan.

                  B. If the Plan is approved by the stockholders at the 1996 Annual Meeting, then the Plan shall remain in effect until the earlier of (i) December 31, 2005 or (ii) the date on which all shares available for issuance under this Plan and the 1981 Plan shall have been issued pursuant to the exercise of outstanding options. If the date of plan termination is determined under clause (i) above, then all option grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing those grants.

         IX.      USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes


                                       7.

        X.        REGULATORY APPROVALS

                  A. The implementation of the Plan, the granting of any option under the Plan and the issuance of Common Stock upon the exercise of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

                  B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Common Stock is then listed for trading.

        XI.       NO IMPAIRMENT OF RIGHTS

                  Neither the action of the Corporation in establishing the Plan nor any provision of the Plan shall be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove any individual from the Board at any time in accordance with the provisions of applicable law.

        XII.      MISCELLANEOUS PROVISIONS

                  A. The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee.

                  B. The provisions of the Plan relating to the exercise of the outstanding options shall be governed by the laws of the State of Oregon, as such laws are applied to contracts entered into and performed in such State.

                  C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.



                                       8.

                                    EXHIBIT A

                    FORM OF AUTOMATIC STOCK OPTION AGREEMENT

                                                                   INITIAL GRANT

                               POPE & TALBOT, INC.
                    NOTICE OF GRANT OF NON-EMPLOYEE DIRECTOR
                             AUTOMATIC STOCK OPTION

               Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Pope & Talbot, Inc. (the "Corporation"):

               Optionee:
                         -------------------------------------------------------
               Grant Date:
                           -----------------------------------------------------

               Exercise Price:  $                    per share
                                 -------------------
               Number of Option Shares: 2,000 shares

               Expiration Date:
                                ------------------------------------------------

               Type of Option:    Non-Statutory Stock Option

               Date Exercisable:  Immediately Exercisable

               Vesting Schedule: The Option Shares shall be fully vested upon issuance.

               Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the automatic option grant program under the Pope & Talbot, Inc. 1996 Non-Employee Director Stock Option Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Automatic Stock Option Agreement attached hereto as Exhibit A.

               Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

               No Impairment of Rights. Nothing in this Notice or the attached Automatic Stock Option Agreement or in the Plan shall interfere with or otherwise restrict in any way the rights of the Corporation or the Corporation's stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

               Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Automatic Stock Option Agreement.

                        , 199
- -----------------------      --
         Date

                                            POPE & TALBOT, INC.

                                            By:
                                                --------------------------------

                                            Title:
                                                   -----------------------------



                                            ------------------------------------
                                            OPTIONEE

                                            Address:
                                                     ---------------------------

                                            ------------------------------------

ATTACHMENTS

EXHIBIT A - AUTOMATIC STOCK OPTION AGREEMENT
EXHIBIT B - PLAN SUMMARY AND PROSPECTUS




                                       2.

                                                                    ANNUAL GRANT

                               POPE & TALBOT, INC.
                    NOTICE OF GRANT OF NON-EMPLOYEE DIRECTOR
                             AUTOMATIC STOCK OPTION

               Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Pope & Talbot, Inc. (the "Corporation"):

               Optionee:
                         -------------------------------------------------------
               Grant Date:
                           -----------------------------------------------------

               Exercise Price:  $                    per share
                                 -------------------
               Number of Option Shares: 1,000 shares

               Expiration Date:
                                ------------------------------------------------

               Type of Option:    Non-Statutory Stock Option

               Date Exercisable:  Immediately Exercisable

               Vesting Schedule: The Option Shares shall be fully vested upon issuance.

               Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the automatic option grant program under the Pope & Talbot, Inc. 1996 Non-Employee Director Stock Option Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Automatic Stock Option Agreement attached hereto as Exhibit A.

               Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

               No Impairment of Rights. Nothing in this Notice or the attached Automatic Stock Option Agreement or in the Plan shall interfere with or otherwise restrict in any way the rights of the Corporation or the Corporation's stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

               Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Automatic Stock Option Agreement.

                        , 199
- -----------------------      --
         Date

                                            POPE & TALBOT, INC.

                                            By:
                                                --------------------------------

                                            Title:
                                                   -----------------------------



                                            ------------------------------------
                                            OPTIONEE

                                            Address:
                                                     ---------------------------

                                            ------------------------------------

ATTACHMENTS

EXHIBIT A - AUTOMATIC STOCK OPTION AGREEMENT
EXHIBIT B - PLAN SUMMARY AND PROSPECTUS




                                       2.

                               POPE & TALBOT, INC.
                        AUTOMATIC STOCK OPTION AGREEMENT

RECITALS

               A. The Corporation has implemented an automatic option grant program under the Corporation's 1996 Non-Employee Director Stock Option Plan (the "Plan") pursuant to which eligible non-employee members of the Corporation's Board of Directors (the "Board") will automatically receive special option grants at periodic intervals over their period of Board service in order to provide such individuals with a meaningful incentive to continue to serve as a member of the Board.

               B. Optionee is an eligible non-employee Board member, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic grant of a stock option to purchase shares of the Corporation's common stock ("Common Stock") under the Plan.

               C. The granted option is intended to be a non-statutory option which does not meet the requirements of Section 422 of the Internal Revenue Code.

               D. All capitalized terms in this Agreement, to the extent not otherwise defined in the Agreement, shall have the meaning assigned to them in the attached Appendix.

               NOW, THEREFORE, it is hereby agreed as follows:

               1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, a Non-Statutory Option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

               2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

               3. LIMITED TRANSFERABILITY. This option shall be neither transferable nor assignable by Optionee, other than a transfer of this option effected by will or by the laws of descent and distribution following Optionee's death, and may be exercised, during Optionee's lifetime, only by Optionee. However, this option may also be assigned in whole or in part during Optionee's lifetime in accordance with the terms of a Qualified Domestic Relations

Order. The assigned portion of the option shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Corporation may deem appropriate.

               4. EXERCISABILITY/VESTING. This option shall be immediately exercisable for any or all of the Option Shares as fully-vested shares and shall remain so exercisable until the Expiration Date or the sooner termination of the option term under Paragraph 5 or 6.

               5. CESSATION OF BOARD SERVICE. Should Optionee's service as a Board member cease while this option remains outstanding, then the option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

               - Should Optionee cease to serve as a Board member for any reason (other than death) while holding this option, then the period for exercising this option shall be reduced to a twelve (12)-month period commencing with the date of such cessation of Board service, but in no event shall this option be exercisable at any time after the Expiration Date.

               - Should Optionee die while in Board service or during the twelve
          (12)-month period following his or her cessation of Board service, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option for any or all of the Option Shares at the time subject to this option. Such right shall terminate, and this option shall accordingly cease to be exercisable for such Option Shares, upon the earlier of (A) the expiration of the twelve (12)- month period measured from the date of Optionee's cessation of Board service or (B) the specified Expiration Date of the option term.

               6. CORPORATE TRANSACTION.

               A. Immediately following the consummation of a Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

               B. If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

                                       2.

               7. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder; provided, however, that the aggregate Exercise Price shall remain the same.

               8. STOCKHOLDER RIGHTS. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

               9. MANNER OF EXERCISING OPTION.

               A. In order to exercise this option for all or any part of the Option Shares for which the option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

                   (i) The Secretary of the Corporation shall be provided with written notice of the option exercise (the "Exercise Notice"), in substantially the form of Exhibit I attached hereto, in which there is specified the number of Option Shares to be purchased under the exercised option.

                   (ii) The aggregate Exercise Price for the purchased shares shall be paid in one or more of the following alternative forms:

                      - payment in cash or check made payable to the Corporation's order; or

                      - payment in shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                      - payment effected through a broker-dealer sale and remittance procedure pursuant to which Optionee shall provide irrevocable written instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the shares purchased under the option and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for those shares plus the applicable Federal, State and local income taxes required to be withheld by the Corporation by reason of such exercise and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.


                                       3.

                      (iii) Appropriate documentation evidencing the right to exercise this option shall be furnished the Corporation if the person or persons exercising the option is other than the Optionee.

                      (iv) Appropriate arrangement must be made with the Corporation for the satisfaction of all Federal, State and local income tax withholding requirements applicable to the option exercise.

               B. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option for vested shares, payment of the Exercise Price for the purchased shares must accompany the Exercise Notice delivered to the Corporation in connection with the option exercise.

               C. As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate or certificates representing the purchased Option Shares.

               D. In no event may this option be exercised for any fractional shares.

               10. NO IMPAIRMENT OF RIGHTS. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

               11. COMPLIANCE WITH LAWS AND REGULATIONS.

               A. The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of the New York Stock Exchange.

               B. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. However, the Corporation shall use its best efforts to obtain all such applicable approvals.

               12. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3 or 6, the provisions of this Agreement shall inure to the benefit of, and be binding


                                       4.

upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

               13. CONSTRUCTION/GOVERNING LAW. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Oregon without resort to that State's conflict-of-laws rules.

               14. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.


                                       5.

                                    EXHIBIT I
                               NOTICE OF EXERCISE

               I hereby notify Pope & Talbot, Inc. (the "Corporation") that I elect to purchase _______ shares of the Corporation's Common Stock (the "Purchased Shares") at the option exercise price of $ ______ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me under the Corporation's 1996 Non-Employee Director Stock Option Plan on _______________ , 199__.

               Concurrently with the delivery of this Exercise Notice to the Secretary of the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker/dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price for any Purchased Shares.

___________________________              _______________________________________
  Date                                Optionee

                                Address: _______________________________________

                                         _______________________________________



Print name in exact manner
it is to appear on the
stock certificate:                       _______________________________________

Address to which certificate
is to be sent, if different
from address above:                      _______________________________________


                                         _______________________________________


Social Security Number:                  _______________________________________

                                    APPENDIX

          The following definitions shall be in effect under the Agreement:

          A. AGREEMENT shall mean this Automatic Stock Option Agreement.

          B. BOARD shall mean the Corporation's Board of Directors.

          C. CODE shall mean the Internal Revenue Code of 1986, as amended.

          D. COMMON STOCK shall mean the Corporation's common stock.

          E. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

             - a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

             - the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation, or

             - any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to person or persons different from the persons holding those securities immediately prior to such merger.

          F. CORPORATION shall mean Pope & Talbot, Inc., a Delaware corporation.

          G. DOMESTIC RELATIONS ORDER shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

          H. EXERCISE DATE shall mean the date on which the option shall have been exercised in accordance with Paragraph 10 of the Agreement.

          I. EXERCISE PRICE shall mean the exercise price payable per share as specified in the Grant Notice.

          J. EXPIRATION DATE shall mean the date on which the option term expires as specified in the Grant Notice.

          K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be the closing selling price per share of Common Stock on the date immediately preceding the date in question on the New York Stock Exchange, as such price is officially quoted on the composite tape of transactions on such exchange.

          L. GRANT DATE shall mean the date of grant of the option as specified in the Grant Notice.

          M. GRANT NOTICE shall mean the Notice of Grant of Automatic Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

          N. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

          O. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

          P. OPTION SHARES shall mean the number of shares of Common Stock subject to the option.

          Q. OPTIONEE shall mean the person to whom the option is granted as specified in the Grant Notice.

          R. PLAN shall mean the Corporation's 1996 Non-Employee Director Stock Option Plan.

          S. QUALIFIED DOMESTIC RELATIONS ORDER shall mean a Domestic Relations Order which substantially complies with the requirements of Code Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

                                       A-2